United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  May 16, 2017
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                                                ☐

Item 5.07        Submission of Matters to a Vote of Security Holders

(a)  On May 16, 2017, Realty Income Corporation (the "Company") held its 2017 annual meeting of stockholders (the "Annual Meeting"). As of March 9, 2017, the record date for the Annual Meeting, there were 271,111,850 common shares issued and outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.

(b)  The results of the matters voted upon at the Annual Meeting were as follows:

Proposal 1 considered at the Annual Meeting was the election of eight directors to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified.

            All of management’s nominees for directors as listed in the proxy statement were elected with the following share vote:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Kathleen R. Allen, Ph.D.	161,740,547	6,251,935	501,068	75,913,886
John P. Case	165,880,078	2,068,850	544,622	75,913,886
A. Larry Chapman	166,608,475	1,364,471	520,604	75,913,886
Priya Cherian Huskins	139,425,849	28,537,572	530,129	75,913,886
Michael D. McKee	133,610,101	34,358,351	525,098	75,913,886
Gregory T. McLaughlin	165,964,177	2,002,552	526,821	75,913,886
Ronald L. Merriman	139,281,667	28,682,721	529,162	75,913,886
Stephen E. Sterrett	166,765,191	1,209,196	519,163	75,913,886

            Proposal 2 considered at the Annual Meeting was the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2017.  This proposal was approved, with 241,179,707 shares voted for, 2,245,094 shares voted against, and 982,635 shares representing abstentions.  No broker non-votes resulted from the vote on this proposal.

            Proposal 3 considered at the Annual Meeting was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. This proposal was approved, with 157,575,823 shares voted for, 9,408,644 shares voted against, 1,509,083 shares representing abstentions and 75,913,886 shares representing broker non-votes.

Proposal 4 considered at the Annual Meeting was the approval, on an advisory basis, of the frequency of future advisory votes by stockholders on the compensation of the Company’s named executive officers. The frequency of the advisory vote on executive compensation was approved at one year with the following share vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
142,189,405	1,369,928	23,927,378	1,006,839	75,915,458

(c)  Not applicable.

(d)  Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2017	REALTY INCOME CORPORATION
	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary